                                                                 EXHIBIT 10.44.2
                               SECOND AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT


         SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of October 31, 2006 (this "Amendment"), by and among Source Interlink Companies, Inc., a Delaware corporation, as successor by merger to Source Interlink Companies, Inc., a Missouri corporation, as the administrative borrower on behalf of all Loan Parties (as defined below) (the "Administrative Borrower"), the other Loan Parties, Wells Fargo Foothill, Inc., a California corporation, as the arranger, administrative agent and collateral agent for the Lenders (as defined below) (the "Agent"), and Wachovia Bank, National Association, a national banking association ("Wachovia"), as the documentation agent (the "Documentation Agent").

         WHEREAS, the Administrative Borrower, each of the Administrative Borrower's Subsidiaries identified on the signature pages thereto as a "Borrower" (such Subsidiaries, together with the Administrative Borrower, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), and each of the Administrative Borrower's Subsidiaries identified on the signature pages thereto as a "Guarantor" (such Subsidiaries are referred to hereinafter each individually as a "Guarantor", and individually and collectively, jointly and severally, as the "Guarantors" and together with the Borrowers, each individually as a "Loan Party", and individually and collectively, jointly and severally, as the "Loan Parties"), the lenders that are signatories thereto (the "Lenders"), and the Agent are parties to an Amended and Restated Loan Agreement dated as of February 28, 2005 as amended by First Amendment to Amended and Restated Loan Agreement, dated as of April 18, 2005 (as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"); and

         WHEREAS, the Borrowers have requested that the Lenders and the Agent enter into this Amendment to amend certain terms and conditions of the Loan Agreement, in each case subject to the terms and conditions set forth in this Amendment.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1. Definitions. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Loan Agreement.

         2. Amendments. The Loan Agreement is hereby amended as follows:

               2.1. Existing Definitions.

                    (a) Clause (ii) of the definition of "Borrowing Base" in
Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

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               "(ii) the sum of (x) the Bank Product Reserve, (y) the Mortgage
     Reserve and (z) the aggregate amount of such other reserves, if any, established by Agent under Section 2.1(b)."

                    (b) Clause (c) of the definition of "Eligible Inventory" in
Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

               "(c) it is located on real property leased by a Loan Party or in a contract warehouse, in each case, unless it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises, and it is subject to a Collateral Access Agreement executed by the lessor, or warehouseman, as the case may be,"

                    (c) The definition of "Permitted Acquisition" in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the reference to "5 Business Days" in clause (c) thereof and substituting in lieu thereof "10 Business Days" and (ii) adding the following paragraph immediately after clause
(h) thereof:

               "the foregoing notwithstanding, to the extent the aggregate consideration paid by the Loan Parties for an Acquisition does not exceed $15,000,000, such Acquisition shall be deemed a Permitted Acquisition if the conditions set forth in clauses (c) through (h) above shall have been satisfied, provided that any Accounts or Inventory acquired by the Loan Parties from such Acquisition shall not be deemed Eligible Accounts or Eligible Inventory, as the case may be, until Agent shall have satisfactory evidence that such Accounts and/or Inventory are subject to a valid and perfected first priority Collateral Agent's Lien and the other criteria set forth in the definition of "Eligible Accounts" and "Eligible Inventory" have been satisfied."

                    (d) The definition of the term "Permitted Investment" in
Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "'Permitted Investments' means (a) Investments in cash and Cash Equivalents, (b) Investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments received in settlement of amounts due to a Borrower or any Subsidiary of a Borrower effected in the ordinary course of business or owing to a Borrower or any Subsidiary of a Borrower as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Borrower or any Subsidiary of a Borrower, (e) guarantees of the Guarantors hereunder, (f) Investments in Subsidiaries that are Loan Parties (not to exceed $10,000,000 in the aggregate in any Fiscal Year in the case of any foreign Subsidiary), (g) Investments in [Word World] not to exceed $2,500,000 in the aggregate at any time outstanding, (h) a minority equity Investment in ICON Entertainment LLC, at no charge to the Loan Parties, and
     (i) Investments in any other joint venture not to exceed $15,000,000 in the aggregate at any time outstanding (it being agreed that such maximum amount shall not include Investments in any other joint venture which is otherwise expressly permitted in writing by the Required Lenders (or by Agent at the written request of the Required Lenders) in accordance with Section 15.1 hereof, unless otherwise specified in writing by the

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     Required Lenders), provided that (A) in the case of such Investments constituting loans or advances of money, such loan or advance of money shall be evidenced by a promissory note, in form and substance reasonably satisfactory to the Agent, which promissory note shall be pledged to the Collateral Agent, for the benefit of the Lender Group and the Bank Product Providers (on terms and conditions satisfactory to the Agent) and shall be delivered to the Collateral Agent, accompanied by appropriate instruments of transfer executed in blank, (B) in the case of such Investments constituting equity interest, if such equity interest is evidenced by a certificate and is treated as security under the Code, the Loan Parties shall pledge and deliver such security certificate to the Collateral Agent, for the benefit of the Lender Group and the Bank Product Providers, accompanied by appropriate instruments of transfer executed in blank, provided that, if such pledge and delivery is prohibited by an enforceable contractual provision binding on the Loan Parties which has not been waived, the Loan Parties shall be in compliance with this clause (B) if the Loan Parties shall have used all commercially reasonable efforts to obtain a waiver of such provision, (C) both (i) the average daily Excess Availability for the 30 consecutive day period immediately prior to the date of such Investment and (ii) Excess Availability immediately after giving effect to such Investment, is at least $50,000,000, (D) no Default or Event of Default shall have occurred and be continuing immediately prior to such Investment or immediately after giving effect thereto, (E) such joint venture shall be engaged in the same business as the Loan Parties or a substantially similar or related business, (F) within 10 Business Days after the closing date for such Investment, the Administrative Borrower shall have furnished to Agent (1) the final version and executed counterparts of the primary agreement (or agreements) pursuant to which such Investment is consummated, and (2) copies of such other agreements, instruments or other documents as any Agent shall reasonably request, and
     (G) neither the Borrowers nor any of their respective Subsidiaries shall, in connection with such Investment, assume or remain liable in respect of any Indebtedness or other obligation (including contingent obligations) of such joint venture (except for (x) Indebtedness which would be permitted under Section 7.1 hereof, and (y) Indebtedness that the Required Lenders otherwise expressly consent to in writing after their review of the terms of the proposed Investment)."

                    (e) The definition of "Permitted Purchase Money Indebtedness" in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "2,500,000" therein and substituting in lieu thereof "20,000,000".

                    (f) The definition of "Rent Reserve" in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

               2.2. Location of Inventory and Equipment. Section 6.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "6.9 LOCATION OF INVENTORY AND EQUIPMENT. Keep Loan Parties' and their Subsidiaries' Inventory and material Equipment only at the locations identified on Schedule 5.5 (it being understood that the applicable Loan Party shall provide Collateral Agent a Collateral Access Agreement for such location within 10 Business Days of Collateral Agent's request made in Collateral Agent's Permitted Discretion) and their chief executive offices only at the locations identified on Schedule 5.7(b); provided, however, that Administrative Borrower may amend Schedule
     5.5 and Schedule 5.7(b) so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which such Inventory or material Equipment is moved to such new location or such chief executive office is relocated, so long as such new location is within the continental United States, and so long as, at the time of such written notification, within 30 days of Collateral Agent's request made in Collateral Agent's Permitted Discretion, the applicable Loan Party provides Collateral Agent a Collateral Access Agreement for each Leased Real Property or Mortgaged Real Property used in the manufacturing, warehousing and distribution operations of the Loan Parties."

               2.3. Formation of Subsidiaries. Section 6.15 of the Loan Agreement is hereby amended by deleting the reference to "5 Business Days" therein and substituting in lieu thereof "10 Business Days".

               2.4. Indebtedness. Section 7.1(m) of the Loan Agreement is hereby amended by deleting the reference to "$10,000,000" in clause (ii) thereof and substituting "$20,000,000" in lieu thereof.

               2.5. Minimum EBITDA. Section 7.18(a)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "(i) MINIMUM EBITDA. EBITDA of $40,000,000 for the trailing four
     (4) fiscal quarters, measured on a fiscal quarter-end basis."

               2.6. WFF Debt Ratio. Section 7.18(b)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "(i) WFF DEBT RATIO. The WFF Debt Ratio measured on a fiscal quarter-end basis for each period of four fiscal quarters (commencing with the fiscal quarter ending July 31, 2006) to exceed 3.5 to 1.0."

         3. Conditions. This Amendment shall be effective as of the date hereof (the "Amendment Effective Date"), subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent:

                    (a) Representations and Warranties. The representations and warranties contained herein, in Section 5 of the Loan Agreement (after giving effect to the amendments to the Loan Agreement set forth herein) and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date).

                    (b) No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms.

                    (c) Delivery of Documents. The Agent and the Lenders shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and unless indicated otherwise, dated the Amendment Effective Date:

                              (i) counterparts of this Amendment, duly executed by the Loan Parties, the Agent and the Required Lenders (provided that the effectiveness of the amendments set forth in Sections 2.1(a) and
         (b) hereof is subject to the receipt by the Agent counterparts of this Amendment duly executed by all of the Lenders, provided further that, the failure to obtain such counterparts from all of the Lenders shall not affect the effectiveness of the other portions of this Amendment); and

                              (ii) a certificate from the Secretary of each Loan Party attesting to the resolutions of such Loan Party's Board of Directors authorizing its execution, delivery and performance of this Amendment and authorizing specific officers of such Loan Party to execute the same.

                    (d) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent, and the Agent shall have received from the Borrowers all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent may reasonably request.

                    (e) Lender Group Expenses. Borrowers shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment.

         4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

                    (a) The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document (after giving effect to the amendments set forth herein) and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date).

                    (b) No Default or Event of Default has occurred and is continuing or would result from this Amendment becoming effective in accordance with its terms.

                    (c) Each Loan Party (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Loan Documents, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified could not be expected to have a Material Adverse Change.

                    (d) The execution, delivery and performance by the Loan Parties of this Amendment and the performance by the Loan Parties of the Loan Documents, as amended by this Amendment, (i) have been duly authorized by all necessary action, and (ii) do not and will not contravene the Loan Parties' Governing Documents.

                    (e) The execution, delivery, and performance by the Loan Parties of this Amendment and the performance of the Loan Documents, as amended by this Amendment, do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Loan Party, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any Loan Party's interestholders or any approval or consent of any Person under any material contractual obligation of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect.

                    (f) Except for Loan Parties' reporting obligations under the Exchange Act, the execution, delivery, and performance by the Loan Parties of this Amendment and the performance of the Loan Documents, as amended by this Amendment, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

                    (g) This Amendment, when executed and delivered by the Loan Parties, and the Loan Documents, as amended hereby, are and will be the legally valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms.

         5. Indemnification. The Loan Parties, jointly and severally, hereby agree to pay, indemnify, defend, and hold the Agent and the Lenders and their respective officers, directors, employees, members, attorneys, consultants, agents, and affiliates harmless (to the fullest extent permitted by law) from and against any and all claims, losses and liabilities growing out of or resulting from this Amendment, except claims, losses or liabilities resulting solely and directly from any such indemnified person's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

         6. Miscellaneous.

                    (a) Continued Effectiveness of the Loan Documents. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all

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respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

                    (b) Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                    (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                    (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                    (e) Costs and Expenses. Each Loan Party agrees to pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and any other related agreements, instruments and documents.

                    (f) Amendment as Loan Document. Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or any Loan Party shall fail to perform any covenant or agreement set forth herein.

                    (g) No Waiver. This Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Loan Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Loan Documents, under applicable law or otherwise.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


                                   BORROWERS:

                                   SOURCE INTERLINK COMPANIES, INC.,
                                   a Delaware corporation,
                                   as successor by merger to
                                   SOURCE INTERLINK COMPANIES, INC.,
                                   a Missouri corporation,
                                   as Administrative Borrower

                                   SOURCE U.S. MARKETING SERVICES, INC.
                                   a Delaware corporation

                                   BRAND MANUFACTURING CORP.
                                   a New York corporation

                                   SOURCE--MYCO, INC.
                                   a Delaware corporation

                                   SOURCE--YEAGER INDUSTRIES, INC.
                                   a Delaware corporation

                                   SOURCE--HUCK STORE FIXTURE COMPANY
                                   a Delaware corporation

                                   HUCK STORE FIXTURE COMPANY OF NORTH CAROLINA a North Carolina corporation

                                   INTERNATIONAL PERIODICAL DISTRIBUTORS, INC.
                                   a Nevada corporation

                                   SOURCE INTERLINK INTERNATIONAL INC.
                                   a Delaware corporation

                                   PRIMARY SOURCE, INC.
                                   a Delaware corporation

                                   SOURCE HOME ENTERTAINMENT, INC.
                                   a Delaware corporation


                                   By: /s/ Marc Fierman
                                       -----------------------------------------
                                       Name:  Marc Fierman
                                       Title:




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                                   ALLIANCE ENTERTAINMENT CORP.,
                                   a Delaware corporation


                                   By: /s/ Marc Fierman
                                       -----------------------------------------
                                       Name:  Marc Fierman
                                       Title: Authorized Signatory


                                   CHAS. LEVY CIRCULATING CO. LLC,
                                   a Delaware limited liability company

                                   By: SOURCE INTERLINK COMPANIES, INC.,
                                       its sole member


                                   By: /s/ Marc Fierman
                                       -----------------------------------------
                                       Name:  Marc Fierman
                                       Title: Authorized Signatory


                                   SOURCE-SCN SERVICES, LLC,
                                   a Delaware limited liability company

                                   By: SOURCE INTERLINK COMPANIES, INC.,
                                       its sole member


                                   By: /s/ Marc Fierman
                                       -----------------------------------------
                                       Name:  Marc Fierman
                                       Title: Authorized Signatory


                                   SOURCE MID-ATLANTIC NEWS, LLC,
                                   a Delaware limited liability company

                                   By: SOURCE INTERLINK COMPANIES, INC.,
                                       its sole member


                                   By: /s/ Marc Fierman
                                       -----------------------------------------
                                       Name:  Marc Fierman
                                       Title: Authorized Signatory


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                                   GUARANTORS:

                                   THE SOURCE-CANADA CORP.
                                   an Ontario corporation

                                   SOURCE INTERLINK CANADA INC.
                                   a British Columbia corporation

                                   SOURCE--CHESTNUT DISPLAY SYSTEMS, INC.
                                   a Delaware corporation

                                   T.C.E. CORPORATION
                                   a Delaware corporation

                                   VAIL COMPANIES, INC.
                                   a Delaware corporation

                                   THE INTERLINK COMPANIES, INC.
                                   a Delaware corporation

                                   DAVID E. YOUNG, INC.
                                   a New York corporation


                                   By: /s/ Marc Fierman
                                       -----------------------------------------
                                       Name:  Marc Fierman
                                       Title: Authorized Signatory


                                   AEC DIRECT, INC.
                                   a Delaware corporation


                                   By: /s/ Marc Fierman
                                       -----------------------------------------
                                       Name:  Marc Fierman
                                       Title: Authorized Signatory


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                                   AGENT, COLLATERAL AGENT AND LENDER:


                                   WELLS FARGO FOOTHILL, INC.,
                                   a California corporation, as Agent and
                                   Collateral Agent and as a Lender


                                   By: /s/ Dennis Rebman
                                       -----------------------------------------
                                       Name:  Dennis Rebman
                                       Title: VP

                                   LENDERS:


                                   GMAC COMMERCIAL FINANCE LLC,
                                   as a Lender


                                   By: /s/ Bryan Shia
                                       -----------------------------------------
                                       Name:  Bryan Shia
                                       Title:


                                   HSBC BANK USA, N.A., as a Lender


                                   By: /s/ Barbara Baltar
                                       -----------------------------------------
                                       Name:  Barbara Baltar
                                       Title:


                                   LASALLE BUSINESS CREDIT, LLC,
                                   as a Lender


                                   By: /s/ Vickie Tillman
                                       -----------------------------------------
                                       Name:  Vickie Tillman
                                       Title:


                                   MERRILL LYNCH CAPITAL (a division of Merrill
                                   Lynch Business Financial Services, Inc.), as a Lender


                                   By: /s/ Edward Shuster
                                       -----------------------------------------
                                       Name:  Edward Shuster
                                       Title:


                                   PNC BANK NATIONAL ASSOCIATION,
                                   as a Lender


                                   By: /s/ Peter Redington
                                       -----------------------------------------
                                       Name:  Peter Redington
                                       Title:

                                   SUNTRUST BANK,
                                   as a Lender


                                   By: /s/ Eduardo Balcazar
                                       -----------------------------------------
                                       Name:  Eduardo Balcazar
                                       Title:


                                   UPS CAPITAL CORP.,
                                   as a Lender


                                   By: /s/ John P. Holloway
                                       -----------------------------------------
                                       Name:  John P. Holloway
                                       Title:


                                   U.S. BANK NATIONAL ASSOCIATION,
                                   as a Lender


                                   By: /s/ Jeffrey Patton
                                       -----------------------------------------
                                       Name:  Jeffrey Patton
                                       Title:


                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as a Lender


                                   By: /s/ Roanne Disalvatore
                                       -----------------------------------------
                                       Name:  Roanne Disalvatore
                                       Title: